Exhibit 1.1

Certificate of Continuance	Certificat de prorogation

Canada Business Corporations Act	Loi canadienne sur les sociétés par actions

Medicenna Therapeutics Corp.
Corporation number / Numéro de société

1049266-3
Corporation number / Numéro de société

I HEREBY CERTIFY that the above-named corporation, the articles of continuance of which are attached, is continued under section 187 of the Canada Business Corporations Act (CBCA).	JE CERTIFIE que la société susmentionnée, dont les clauses de prorogation sont jointes, est prorogée en vertu de l'article 187 de la Loi canadienne sur les sociétés par actions (LCSA).

Virginia Ethier
Director / Directeur

2017-11-13
Date of Continuance (YYYY-MM-DD) Date de prorogation (AAAA-MM-JJ)

Form 11 Articles of Continuance	Formulaire 11 Clauses de prorogation
Canada Business Corporations Act (CBCA) (s. 187)	Loi canadienne sur les sociétés par actions (LCSA) (art. 187)
1	Corporate name Dénomination sociale Medicenna Therapeutics Corp.

2	The province or territory in Canada where the registered office is situated La province ou le territoire au Canada où est situé le siège social ON

3

The classes and the maximum number of shares that the corporation is authorized to issue

Catégories et le nombre maximal d’actions que la société est autorisée à émettre

See attached schedule / Voir l'annexe ci-jointe

4	Restrictions on share transfers Restrictions sur le transfert des actions None

5	Minimum and maximum number of directors Nombre minimal et maximal d’administrateurs Min. 1 Max. 11

6	Restrictions on the business the corporation may carry on Limites imposées à l’activité commerciale de la société None

7	(1) If change of name effected, previous name S’il y a changement de dénomination sociale, indiquer la dénomination sociale antérieure Not Applicable / Sans objet
(2) Details of incorporation Détails de la constitution Certificate of Incorporation dated February 2, 2015 Certificate of Amendment dated March 1, 2017

8	Other Provisions Autres dispositions See attached schedule / Voir l'annexe ci-jointe

9

Declaration: I certify that I am a director or an officer of the company continuing into the CBCA.

Déclaration : J’atteste que je suis un administrateur ou un dirigeant de la société se prorogeant sous le régime de la LCSA.

Original signed by / Original signé par Elizabeth Williams
Elizabeth Williams

Misrepresentation constitutes an offence and, on summary conviction, a person is liable to a fine not exceeding $5000 or to imprisonment for a term not exceeding six months or both (subsection 250(1) of the CBCA).

Faire une fausse déclaration constitue une infraction et son auteur, sur déclaration de culpabilité par procédure sommaire, est passible d’une amende maximale de 5 000 $ et d’un emprisonnement maximal de six mois, ou l’une de ces peines (paragraphe 250(1) de la LCSA).

You are providing information required by the CBCA. Note that both the CBCA and the Privacy Act allow this information to be disclosed to the public. It will be stored in personal information bank number IC/PPU-049.

Vous fournissez des renseignements exigés par la LCSA. Il est à noter que la LCSA et la Loi sur les renseignements personnels permettent que de tels renseignements soient divulgués au public. Ils seront stockés dans la banque de renseignements personnels numéro IC/PPU-049.

IC 3247 (2008/04)

Schedule / Annexe

Description of Classes of Shares / Description des categories d'action

An unlimited number of Common shares and an unlimited number of Preferred shares.

The rights, privileges, restrictions and conditions attached to the Common shares and the Preferred shares shall be as follows:

1.	Common shares, the holders of which are entitled:

(a)              to receive notice of and to attend and vote at all meetings of shareholders, except meetings at which only holders of a specified class of shares are entitled to vote;

(b)              to receive any dividend declared by the Corporation on this class of shares; provided that the Corporation shall be entitled to declare dividends on the Preferred shares, or on any of such classes of shares without being obliged to declare any dividends on the Common shares of the Corporation;

(c)              subject to the rights, privileges, restrictions and conditions attaching to any other class of shares of the Corporation, to receive the remaining property of the Corporation upon dissolution in equal rank with the holders of all other Common shares of the Corporation; and

(d)              to the rights, privileges and restrictions normally attached to common shares;

2.	Preferred shares, which as a class, have attached thereto the following rights, privileges, restrictions and conditions:

(a)              the Preferred shares may from time to time be issued in one or more series, and the Directors may fix from time to time before such issue the number of Preferred shares which is to comprise each series and the designation, rights, privileges, restrictions and conditions attaching to each series of Preferred shares including, without limiting the generality of the foregoing, any voting rights, the rate or amount of dividends or the method of calculating dividends, the dates of payment thereof, the terms and conditions of redemption, purchase and conversion if any, and any sinking fund or other provisions;

(b)              the Preferred shares of each series shall, with respect to the payment of dividends and the distribution of assets or return of capital in the event of liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other return of capital or distribution of the assets of the Corporation amongst its shareholders for the purpose of winding up its affairs, be entitled to preference over the voting and non-voting Common shares and over any other shares of the Corporation ranking by their terms junior to the Preferred shares of that series. The Preferred shares of any series may also be given such other preferences, not inconsistent with these Articles over the Common shares and any other such Preferred shares as may be fixed in accordance with clause (2)(a); and

(c)               if any cumulative dividends or amounts payable on the return of capital in respect of a series of Preferred shares are not paid in full, all series of Preferred shares shall participate rateably in respect of accumulated dividends and return of capital.

Schedule / Annexe

Other Provisions / Autres dispositions

Other provisions:

(a)         The Directors may, between Annual General Meetings, appoint 1 or more additional Directors of the Corporation to serve until the next Annual General Meeting, but the number of additional Directors shall not at any time exceed 1/3 of the number of Directors who held office at the expiration of the last Annual Meeting of the Corporation.

(b)         Meetings of shareholders of the Corporation shall be held anywhere inside or outside of Canada that the directors determine.

CORPORATE ACCESS NUMBER: 2018755179

Government
of Alberta ■

BUSINESS CORPORATIONS ACT

CERTIFICATE

OF

AMENDMENT

MEDICENNA THERAPEUTICS CORP.

AMENDED ITS ARTICLES ON 2017/03/01.

BUSINESS CORPORATIONS ACT
(Section 29 or 177)

ALBERTA CORPORATE REGISTRY 1 Name of Corporation A2 ACQUISITION CORP.	ARTICLES OF AMENDMENT 2. Corporate Access Number 2018755179

The Articles of the above-named corporation are amended as follows:

1.	Pursuant to Section 173(1)(f) of the Business Corporations Act (Alberta) (the “Act”), the Articles of the Corporation are hereby amended to change the number of issued and outstanding Common shares of the Corporation into a different number of shares of the same Class on the basis of one (1) Common share for each fourteen (14) Common shares currently issued and outstanding; and

2.	Pursuant to Section 173(1)(a) of the Act, the Corporation be and is hereby authorized to amend the Articles of the Corporation to change the name of the Corporation from A2 Acquisition Corp. to:

Medicenna Therapeutics Corp.

Date: 2017/02/_____________	Signature:/s/	Title: _______________________________

For Departmental Use Only:	Filed

Section 173(1)(f) Schedule

All issued and outstanding Common shares in the capital of the Corporation are hereby converted on the basis of 1 Common share for each 14 Common shares currently issued and outstanding.

CAN: 23744522.1

Name/Structure Change Alberta Corporation - Registration Statement

Alberta Amendment Date: 2017/03/01

Service Request Number:	26619045
Corporate Access Number:	2018755179
Legal Entity Name:	A2 ACQUISITION CORP.
French Equivalent Name:
Legal Entity Status:	Active

Alberta Corporation Type:	Named Alberta Corporation
New Legal Entity Name:	MEDICENNA THERAPEUTICS CORP.
New French Equivalent Name:
Nuans Number:	120113990
Nuans Date:	2016/12/07
French Nuans Number:
French Nuans Date:

Share Structure:	SCHEDULE “A” A 1 1ACHED
Share Transfers Restrictions:	NONE
Number of Directors:
Min Number Of Directors:	1
Max Number Of Directors:	11
Business Restricted To:	NONE
Business Restricted From:	NONE
Other Provisions:	SCHEDULE “B” ATTACHED
BCA Section/Subsection:	173(1)(A)(F)

Professional Endorsement Provided:

Future Dating Required:

Annual Return

File Year	Date Filed
2016	2016/04/13

Attachment

Attachment Type	Microfilm Bar Code	Date Recorded
Other Rules or Provisions	ELECTRONIC	2015/02/02
Share Structure	ELECTRONIC	2015/02/02
Consolidation, Split, Exchange	ELECTRONIC	2017/03/01

Registration Authorized By:	TREVOR WONG-CHOR
SOLICITOR

Alberta Reservation Report
Rapport pour réservation en Alberta

Medicenna Therapeutics Corp.

120113990 **Distinctive/Distinctif:** Medicenna Page 1 of/de 7 2016-12-07

NAICS codes/ codes SCIAN: **Alternate spelling/Variante orthographique:**

COMPANY NAME / NOM DE L'ENTREPRISE	JUR	NO.	DATE	CITY/VILLE	EP	TYPE	STATUS/STATUT	STAT.DATE/DATE STAT.	BUS.ACT.
Medicenna Therapeutics Corp.	AB	120113990	2016-12-07				Prop.ACCUCA		
Med Therapeutics	CD	120084305	2016-10-22				Prop.CANADA		
BODY MEDICINE THERAPEUTIC MASSAGE	AB	TN11774684	2005-06-20			TradeName	Active		
OLD MEDICINE THERAPEUTIC MASSAGE	AB	TN19458181	2016-01-21			TradeName	Active		
Therapeutics Involving Medicinal Efficacy Inc.	CD	4470851	2008-03-10	TORONTO		CCA_Pt2	Dissolved	2015-05-02	
MTMC Male Therapeutics Medical Clinics Inc.	CD	6258786	2004-07-12	TORONTO		CBCA	Dissolved	2008-01-12	
MEDICENTRES	AB	TN14552244	2009-02-27			TradeName	Active		
MEDEANA INC.	AB	2010383378	2003-03-25	WETASKIWIN		Bus_Corp	Active		
MEDINAT INC.	CD	7010541	2008-07-14	SHERBROOKE		CBCA	Active	2008-07-14	
Institut canadien des thérapeutes en acupression et en médecines douces	CD	4424875	2007-05-10	MONTREAL		CCA_Pt2	Dissolved	2015-06-25	
ASSOCIATION PROFESSIONNELLE INTERNATIONALE DES THÊRAPEUTES EN MÉDECINE NATURELLE	CD	8613320	2013-08-21	Montréal		NPCorpAct	Active	2013-08-21	
OAKTREE THERAPUTIC MASSAGE & MEDICAL TABLES	AB	TN8228819	1999-03-17			TradeName	Active		
RYS MEDICAL MASSAGE THERAPY	AB	TN18712265	2015-01-13			TradeName	Active		
MEDICAL ARTS PHYSICAL THERAPY	AB	TN5823331	1993-09-17			TradeName	Active		
MEDICINE HAT LASER THERAPY	AB	TN4441143	1989-06-02			TradeName	Active		
MEDICINE HORSE EQUINE THERAPY	AB	TN12890224	2006-12-19			TradeName	Active		
MEDICAL SUPPORT-MUSCLE THERAPY	AB	TN4743985	1990-11-28			TradeName	Active		

The use of this report is the sole responsibility of the applicant. / La responsabilité quant à l'usage du présent rapport incombe entièrement au demandeur.

Valid until / Valide jusqu'au: 2017-03-07 **NUANS® is a product of Innovation, Science and Economic Development Canada**

NUANS^MD est un produit d'Innovation, Sciences et Développement économique Canada

Alberta Reservation Report
Rapport pour réservation en Alberta

Medicenna Therapeutics Corp.

120113990 Distinctive/Distinctif: Medicenna Page 2 of/de 7 2016-12-07

NAICS codes/ codes SCIAN: Alternate spelling/Variante orthographique:

COMPANY NAME / NOM DE L'ENTREPRISE	JUR BUS./ACT.	NO.	DATE	CITY/VILLE	EP	TYPE	STATUS/STATUT	STAT.DATE/DATE STAT.
MEDICAL MASSAGE THERAPIST	AB	TN16689887	2012-03-31			TradeName	Active	
MEDICENTRES	AB	CRY055358	1981-08-27			TradeName	Inactive	1981-08-27
MEDICENTRES	AB	TN14546840	1981-08-27			TradeName	Dissolved	2009-02-27
LIFE MEDICENTRE LTD	AB	117355088	2015-12-14				Prop.RGUNLIM	
MEDICENTRES CANADA INC.	AB	2014501304	2009-02-01	EDMONTON		Bus_Corp	Active	
MEDICENTRE PHARMACY	AB	CRY117068	1986-02-24			TradeName	Active	
MEDICENTRE PHARMACY	AB	CRY089034	1984-04-12			TradeName	Active	
MEDICENTRE WESTERN	AB	CRY043472	1980-09-15			TradeName	Active	
LIFE MEDICENTRE LTD.	AB	2018915187	2015-04-20	CALGARY		Bus_Corp	Active	2015-12-14
SPORTS MEDICINE AND REHABILITATIVE THERAPY (SMARTHERAPY) INC.	AB	208613489	2000-01-11	CALGARY		Bus_Corp	Active	2004-08-26
MEDICINE HAT REMEDIAL MASSAGE THERAPY	AB	TN8046916	1994-03-23			TradeName	Active	
CAFE MEDINA INC.	AB	120059123	2016-09-13				Prop.E-Z-E	
ALIMENTS MEDINA INC.	CD	2373742	1988-09-01	MONTREAL		CBCA	Active	1988-09-01
MEDINA MARKETING	AB	TN13132519	2007-04-05			TradeName	Active	
MEDINA PLACE	AB	PT14576011	2009-03-13			Ptnrshp	Active	
MEDINA INVESTMENTS INC.	AB	2018634614	2014-11-28	EDMONTON		Bus_Corp	Active	
MEDIAN MASSAGE THERAPY	AB	TN13054796	2007-03-06			TradeName	Active	

The use of this report is the sole responsibility of the applicant. / La responsabilité quant à l'usage du présent rapport incombe entièrement au demandeur.
Valid until / Valide jusqu'au: 2017-03-07 **NUANS® is a product of Innovation, Science and Economic Development Canada**
NUANS^MD est un produit d'Innovation, Sciences et Développement économique Canada

Alberta Reservation Report
Rapport pour réservation en Alberta

Medicenna Therapeutics Corp.

120113990 Distinctive/Distinctif: Medicenna

Page 3 of/de 7 2016-12-07

NAICS codes/ codes SCIAN: **Alternate spelling/Variante orthographique:**

COMPANY NAME / NOM DE L'ENTREPRISE	JUR BUS./ACT.	NO.	DATE	CITY/VILLE	EP	TYPE	STATUS/STATUT	STAT.DATE/DATE STAT.
MEDITATIVE SELF-BALANCING THERAPY	AB	TN15649734	2010-10-15			TradeName	Active	
MEDICINE HAT PHYSICAL THERAPY CENTER	AB	TN19968296	2016-10-03			TradeName	Active	
GLAMORGAN WHOLISTIC MEDICAL THERAPY CLINIC	AB	TN5598396	1993-03-23			TradeName	Active	
MEDICENTRES HOLDINGS CORP.	AB	2010636344	2003-08-28	EDMONTON		Bus_Corp	Active	
MEDINA PROJEX INC	AB	117734356	2016-01-26				Prop.URBAN3	
MEDINA FOODS INC.	CD	2373742	1988-09-01	MONTREAL		CBCA	Active	1988-09-01
MEDINA MECHANICAL INC.	CD	8481920	2013-04-06	KITCHENER		CBCA	Active	2013-04-06
Medina Foundation	CD	4259980		TORONTO		NPCorpAct	Name_Chg	2014-10-16
Medina Foundation	CD	4259980		TORONTO		NPCorpAct	Active	2014-10-16
MEDINAS' PAINTING	AB	TN6297923	1994-11-04			TradeName	Active	
MEDINA PROJEX INC.	AB	2019465273	2016-01-26	CALGARY		Bus_Corp	Active	
MEDINA HOMES	AB	TN12951430	2007-01-19			TradeName	Active	
EL MEDINA	AB	TN10680817	2003-09-24			TradeName	Active	
MAYDENA INTERIORS	AB	TN14881565	2009-09-01			TradeName	Active	
MEDINA ENTERPRISES LTD.	AB	205524382	1993-01-20	EDMONTON		Bus_Corp	Active	
MEDINA HOLDINGS LTD.	AB	2012963704	2007-01-25	EDMONTON		Bus_Corp	Active	2009-03-03
M WATSON MASSAGE THERAPY	AB	TN19790906	2016-06-29			TradeName	Active	

The use of this report is the sole responsibility of the applicant. / La responsabilité quant à l'usage du présent rapport incombe entièrement au demandeur.

Valid until / Valide jusqu'au: 2017-03-07 **NUANS® is a product of Innovation, Science and Economic Development Canada**

NUANS^MD est un produit d'Innovation, Sciences et Développement économique Canada

Alberta Reservation Report
Rapport pour réservation en Alberta

Medicenna Therapeutics Corp.
120113990 **Distinctive/Distinctif:** Medicenna Page 4 of/de 7 2016-12-07
NAICS codes/ codes SCIAN: **Alternate spelling/Variante orthographique:**

COMPANY NAME / NOM DE L'ENTREPRISE JUR / BUS.ACT.	NO.	DATE	CITY/VILLE	EP	TYPE	STATUS/STATUT	STAT.DATE/DATE STAT.
MED-AID MASSAGE THERAPY							
AB	TN9852617	2002-04-22			TradeName	Active	
CellCAN Regenerative Medicine and Cell Therapy Network							
CD	8791457	2014-02-17	Montreal		NPCorpAct	Active	2014-02-17
The medicine of the 21st century corporation - Acupuncture & Leech Therapy							
CD	7812353	2011-03-22	Ottawa		CBCA	Active	2011-03-22
Canadian Institute of Acupressure Therapists and of Alternative Medicine							
CD	4424875	2007-05-10	MONTREAL		CCA_Pt2	Dissolved	2015-06-25
Medinah Hill Capital Corp.							
CD	8588830	2013-07-23	Richmond		CBCA	Dissolved	2016-05-16
MEDINA RUGE DESIGN							
AB	TN14532756	2009-02-18			TradeName	Active	
MEDINA DESIGN AND MANAGEMENT							
AB	TN10129294	2002-10-17			TradeName	Active	
AL MEDINA DONAIR & SUBS							
AB	TN16365502	2011-10-31			TradeName	Active	
Avail Cosmetics and Laser MediCentre Inc.							
CD	4295030	2005-04-07	LONDON		CBCA	Active	2005-04-07
WESTVIEW MEDICENTER PHARMACY							
AB	TN12004081	2005-10-25			TradeName	Active	
ALBERTA ACUPUNCTURE & MASSAGE MEDICENTRE							
AB	TN8358756	1999-06-22			TradeName	Active	
CASA MEDINA SERVICES							
AB	117660288	2016-01-18				Prop.ARVICAL	
MEDINA DESALINATION ENGINEERS							
AB	CRY077392	1983-06-23			TradeName	Active	
MEDINA SHATZ PROFESSIONAL CORPORATION							
AB	2016549608	2012-01-27	CALGARY		Bus_Corp	Active	
DR. A. MEDINA PROFESSIONAL CORPORATION							
AB	2017835212	2013-11-08	EDMONTON		Bus_Corp	Active	
MEDINA MUNAWARA CAFE							
AB	TN14826842	2009-08-04			TradeName	Active	
CUSTOMER CARE MAIDS ENA							
AB	TN11776911	2005-06-21			TradeName	Active	

The use of this report is the sole responsiblity of the applicant. / La responsabilité quant à l'usage du présent rapport incombe entièrement au demandeur.
Valid until / Valide jusqu'au: 2017-03-07 **NUANS® is a product of Innovation, Science and Economic Development Canada**
NUANS® est un produit d'Innovation, Sciences et Développement économique Canada

Trademark Report
Rapport des marques de commerce

Medicenna Therapeutics Corp.

120113990 Distinctive/Distinctif: Medicenna Page 5 of/de 7 2016-12-07

Nice classes/classification Nice: Alternate spelling/Variante orthographique:

* This report does not constitute a Trademark reservation / Ce rapport ne constitue pas de réservation de marque de commerce

TRADEMARK / MARQUE DE COMMERCE AP. NO. / NO. AP. GOODS/PRODUITS	REG. NO. / NO. ENR.	REG. DATE / DATE. ENR.	STATUS / STATUT	OWNER / PROPRIÉTAIRE CLASSES
MEDISPA THERAPEUTICS & DESIGN 1200019 Depilatory creams, Furniture namely Salon and... Skin care...	TMA		Aband-36	AUDREY BUCK 03,09,44
MEDI SPA THERAPEUTICS 1161353 Cold laser systems, combination advanced skin... Psoriasis...	TMA		Aband-36	AUDREY BUCK 09,10,11,20...
THER-A-PEDIC MEDI-COIL 0405309 Boxsprings and mattresses.	TMA286163	1983-12-23	Registerd	THER-A-PEDIC ASSOCIATES 20
MEDICENTRE 0491647 Operation of medical clinics and medical services.	TMA285252	1983-11-25	Registerd	Medicentres Canada Inc. 44
MEDICENTRES & DESIGN 0530646 Operation of medical clinics and medical services.	TMA316997	1986-08-01	Registerd	Medicentres Canada Inc. 44
MEDICENTRES 1670352 Operation of medical clinics and providing medical services, namely...	TMA918968	2015-10-30	Registerd	Medicentres Canada Inc. 44
MEDINA & DESIGN 1746118 Prepared retail food products, namely, waffles... Cafe and...	TMA		Advertisd	0993771 BC Ltd. 29,30,35,43
MEDENA 0424770 Suction instruments, for surgical, anaesthetic, medical, dental and...	TMA240286	1980-02-29	Registerd	ASTRA TECH AKTIEBOLAG 10
AROMA CRYSTAL THERAPY LTD. VIBRATIONAL MEDICINE and design 1187194 Topical ointment for healing wounds and reducing scar tissue; face...	TMA641410	2005-06-06	Registerd	AROMA CRYSTAL THERAPY L 03,05
MEDICEA 0887364 Food and beverages, namely nutraceuticals, namely natural and herbal...	TMA557476	2002-02-06	Registerd	RAJ SUKUL 05,29,30,32
MEDINA 0810075 Footwear, namely men's, women's and children's shoes, sandals, boots...	TMA482012	1997-09-04	Expunged	1207764 Ontario Inc., d 18,25
MEDYNA 0548307 Preparing and conducting digital and analog computing processes...	TMA320484	1986-11-07	Expunged	MAN AKTIENGESELLSCHAFT 35,40,41,42
MEDINA & DESIGN 0709676 Pasta, speciality sauces, dressings and salads;... Operation of a...	TMA424677	1994-03-04	Expunged	MEDINA FOODS INC., 29,30,32,35...
MEDICENTER & DESIGN 0307171 Convalescent facilities providing care to post operative medical...	TMA156608	1968-04-26	Expunged	MEDICENTERS OF AMERICA, 42
MEDICENSUS 1066418 Online market research services in the fields of medicine, healthcare,...	TMA		Aband40-3	MEDICONSULT.COM LTD., a 35
MEDICEUTICAL 0374967 Lotion for the skin.	TMA205106	1975-02-07	Registerd	Mahdeen Mediceuticals L 03
MEDICE & DESIGN 0242235 Medicine and chemical products for healing purposes all being for...	TMA117387	1960-03-25	Registerd	Medice Arzneimittel Püt 05

The use of this report is the sole responsibility of the applicant. / La responsabilité quant à l'usage du présent rapport incombe entièrement au demandeur.

Valid until / Valide jusqu'au: 2017-03-07 NUANS® is a product of Innovation, Science and Economic Development Canada

NUANS^MD est un produit d'Innovation, Sciences et Développement économique Canada

Trademark Report
Rapport des marques de commerce

Medicenna Therapeutics Corp.
120113990 **Distinctive/Distinctif:** Medicenna

Page 6 of/de 7 2016-12-07

Nice classes/classification Nice: **Alternate spelling/Variante orthographique:**

*** This report does not constitute a Trademark reservation / Ce rapport ne constitue pas de réservation de marque de commerce**

TRADEMARK / MARQUE DE COMMERCE AP. NO. / NO. AP. GOODS/PRODUITS	REG. NO. / NO. ENR.	REG. DATE / DATE. ENR.	STATUS / STATUT	OWNER / PROPRIÉTAIRE CLASSES
Medina 0982299	PBRA001300		Surendred	Klemm & Sohn GmbH & Co. 31
MISS DINA 1179674 Pet beds.	TMA820670	2004-09-24	Registerd	DROP 'N' FLOP INC. 20
MEDICENTRES LOGO 1670356 Operation of medical clinics and providing medical services, namely,...	TMA918939	2015-10-30	Registerd	Medicentres Canada Inc. 44
CAFE MEDINA 1739559 Prepared retail food products, namely, waffles... Cafe and...	TMA		Advertisd	0993771 BC Ltd. 29,30,35,43
MEDINA WAFFLES 1739560 Prepared retail food products, namely, waffles... Retail and...	TMA		Advertisd	0993771 BC Ltd. 29,30,35
POLYSPORIN MEDICATED LIP THERAPY 1321764 Medicated lip balm and skin moisturizer.	TMA		Aband40-3	Johnson & Johnson 05
Natural Medicine Therapist (N.M.T.) 1356417 (1) Professional Continuing Education Accreditation offered within the...	TMA		Aband-36	Academy of Integrated M 41
Medical Massage Therapy 1624682 Therapeutic massage administered by a Registered Massage Therapist for...	TMA		Aband-36	Virginia Filp 44
MEDINA QUALITY ASSURANCE SERVICES & Design 1189950 Computer software for use in conducting audits... Quality control...	TMA673435	2006-09-26	Registerd	ALIMENTS MEDINA INC. / 09,35,42
MEDICELLE 1072063 Pharmaceutical products, drug delivery systems.	TMA		Aband-36	NanoCarrier Co., Ltd., 05
MedicErr 1356321 Printed material, books.	TMA		Aband-36	Richard Williams 16
Rapid Meditation Therapy - RMT 1456616 Educational services, namely, providing courses, workshops, training...	TMA		Aband-36	Paul Robillard 41
MEDICELL LABS 1852185 Non-medicated skin care products, namely, serums,... Online retail...	TMA		Allowed	Target Brands, Inc. 03,05,35
MEDICEL 0803363 Sterilization preparations and goods used in the sterilization...	TMA		Aband40-3	MEDICEL, S.A. DE C.V., 05,07,09,10...
MEDICENTER OF AMERICA DESIGN 0307172 Convalescent facilities providing care to post operative medical...	TMA158519	1968-10-04	Expunged	MEDICENTERS OF AMERICA, 42
MEDINA & M DESIGN 0609598 Pasta, specialty sauces, dressings and salads;... Operation of a...	TMA365451	1990-02-16	Expunged	ALIMENTS MEDINA INC / M 29,30,32,35...
M MEDINA & DESSIN 0751984 Mets préparés frais et surgelés à base de viande,... Opération d'une...	TMA475545	1997-04-30	Expunged	ALIMENTS MEDINA INC. 29,35

The use of this report is the sole responsibility of the applicant. / La responsabilité quant à l'usage du présent rapport incombe entièrement au demandeur.
Valid until / Valide jusqu'au: 2017-03-07 **NUANS® is a product of Innovation, Science and Economic Development Canada**
NUANS® est un produit d'Innovation, Sciences et Développement économique Canada

Medicenna Therapeutics Corp.
120113990 **Distinctive/Distinctif:** Medicenna Page 7 of/de 7 2016-12-07
Alternate spelling/Variante orthographique:

Data provider information / Information concernant les fournisseurs des données

Data provider / Fournisseur des données	Data Available / Données disponibles	Update intervals / Intervalle de mise à jour	Latest update dates / Dernière mise à jour YYYY/MM/DD	Reference / Référence
Alberta / Alberta	Trade names/Noms commerciaux	Weekly/Hebdomadaire	2016-12-05	http://www.servicealberta.ca
Alberta / Alberta	Corporate names/Dénominations de société	Weekly/Hebdomadaire	2016-12-05	http://www.servicealberta.ca
Federal / Fédéral	Corporate names/Dénominations de société	Weekly/Hebdomadaire	2016-11-30	http://www.corporationscanada.ic.gc.ca
Office of the Superintendent of Financial Institutions / Bureau du surintendant des institutions financières	Corporate names/Dénominations de société	Other/Autre	2016-05-24	http://www.osfi-bsif.gc.ca
Trademarks / Marques de commerce	All registrations and applications, seeds, sections 9s/ Tout les enregistrements et demandes, semences et section 9	Weekly/Hebdomadaire	2016-12-06	http://www.cipo.ic.gc.ca

Abbreviation terminology and description / Description et terminologie des abréviations

Abbreviation/Abréviation	English Term	Terme français	Description
Names / Dénominations			
JUR.	Jurisdiction Code	Code d'autorité législative	Place where company or trade name is incorporated or registered / Lieu où l'entreprise ou la dénomination commerciale est constituée ou enregistrée
NO.	Company Number	Numéro de l'entreprise	I.D. number attributed by the authority / Numéro d'identification assigné par l'autorité
DATE	Creation Date	Date de création	Creation date of the company / Date de création de l'entreprise
CITY/VILLE	City	Ville	Place where registered office is situated / Lieu où le siège social est situé
EP	Extra-Provincial Code	Code extra-provincial	Place where the company originates from / Lieu d'origine de l'entreprise
TYPE	Company Type	Type d'entreprise	Business structure of the company / Structure de l'entreprise
STATUS/STATUT	Legal Status	Statut Légal	Current state of the company / État actuel de l'entreprise
STAT. DATE/DATE STAT.	Status Date	Date de statut	Date when status took effect / Date d'entrée en vigueur du statut
BUS.ACT.	Business activity	Secteur d'activité de l'entreprise	Business activity of the company / Secteur d'activité de l'entreprise
Trademark / Marque de commerce			
AP.NO./NO.AP.	Application Number	Numéro d'application	I.D. number attributed by the authority / Numéro d'identification assigné par l'autorité
REG.NO./NO.ENR.	Registration Number	Numéro d'enregistrement	I.D. number attributed by the authority / Numéro d'identification assigné par l'autorité
STATUS/STATUT	Status	Statut	Current state of the trademark / État actuel de la marque de commerce
OWNER / PROPRIÉTAIRE	Owner name	Propriétaire	Name of trademark owner / Nom du propriétaire de la marque de commerce
GOODS/PRODUITS	Goods and Services	Produits et services	Goods and services associated with a trademark / Produits et services associés à une marque de commerce
CLASSES	Nice Class Codes	Codes des classes Nice	Classification codes / Codes de classification
REG.DATE/DATE ENR.	Registration Date	Date d'enregistrement	Date on which a trademark is registered / Date à laquelle la marque de commerce est enregistrée

Reference / Référence

Reference / Référence	
Nuans home page / Page d'accueil de Nuans : http://www.nuans.com	Nuans report codes / codes des rapports Nuans : https://www.ic.gc.ca/eic/site/075.nsf/eng/00015.html
NAICS codes / codes SCIAN : http://www.naics.com/search/ (in English only/en anglais seulement)	Office of the Superintendent of Financial Institutions / Bureau du surintendant des institutions financières : http://www.osfi-bsif.gc.ca
Nice class codes / codes classification Nice : English: http://www.wipo.int/classifications/nice/en/index.html French: http://www.wipo.int/classifications/nice/fr/index.html	Registraire des entreprises du Québec : English: http://www.registreentreprises.gouv.qc.ca/en French: http://www.registreentreprises.gouv.qc.ca/

The use of this report is the sole responsibility of the applicant. / La responsabilité quant à l'usage du présent rapport incombe entièrement au demandeur.
Valid until / Valide jusqu'au: 2017-03-07 **NUANS® is a product of Innovation, Science and Economic Development Canada**
NUANS^MD est un produit d'Innovation, Sciences et Développement économique Canada

CORPORATE ACCESS NUMBER:  2018755179

Government
of Alberta ■

BUSINESS CORPORATIONS ACT

CERTIFICATE

OF

INCORPORATION

A2 ACQUISITION CORP.

WAS INCORPORATED IN ALBERTA ON 2015/02/02.

Articles of Incorporation
For
A2 ACQUISITION CORP.

Share Structure:	SCHEDULE “A” ATTACHED
Share Transfers Restrictions:	NONE
Number of Directors:
Min Number of Directors:	1
Max Number of Directors:	11
Business Restricted To:	NONE
Business Restricted From:	NONE
Other Provisions:	SCHEDULE “B” ATTACHED

Registration Authorized By:	TREVOR WONG-CHOR
SOLICITOR

SCHEDULE “A”

THE CLASSES OF SHARES AND ANY MAXIMUM NUMBER OF SHARES THAT THE CORPORATION IS AUTHORIZED TO ISSUE ARE:

1.           An unlimited number of Common shares, the holders of which are entitled:

(a)         to receive notice of and to attend and vote at all meetings of shareholders, except meetings at which only holders of a specified class of shares are entitled to vote;

(b)        to receive any dividend declared by the Corporation on this class of shares; provided that the Corporation shall be entitled to declare dividends on the Preferred shares, or on any of such classes of shares without being obliged to declare any dividends on the Common shares of the Corporation;

(c)         subject to the rights, privileges, restrictions and conditions attaching to any other class of shares of the Corporation, to receive the remaining property of the Corporation upon dissolution in equal rank with the holders of all other Common shares of the Corporation; and

(d)         to the rights, privileges and restrictions normally attached to common shares;

2.           An unlimited number of Preferred shares, which as a class, have attached thereto the following rights, privileges, restrictions and conditions:

(a)        the Preferred shares may from time to time be issued in one or more series, and the Directors may fix from time to time before such issue the number of Preferred shares which is to comprise each series and the designation, rights, privileges, restrictions and conditions attaching to each series of Preferred shares including, without limiting the generality of the foregoing, any voting rights, the rate or amount of dividends or the method of calculating dividends, the dates of payment thereof, the terms and conditions of redemption, purchase and conversion if any, and any sinking fund or other provisions;

(b)         the Preferred shares of each series shall, with respect to the payment of dividends and the distribution of assets or return of capital in the event of liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other return of capital or distribution of the assets of the Corporation amongst its shareholders for the purpose of winding up its affairs, be entitled to preference over the voting and non-voting Common shares and over any other shares of the Corporation ranking by their terms junior to the Preferred shares of that series. The Preferred shares of any series may also be given such other preferences, not inconsistent with these Articles, over the Common shares and any other such Preferred shares as may be fixed in accordance with clause (2)(a); and

(c)          if any cumulative dividends or amounts payable on the return of capital in respect of a series of Preferred shares are not paid in full, all series of Preferred shares shall participate rateably in respect of accumulated dividends and return of capital.

SCHEDULE “B”

Attached to and forming part of the Articles of Incorporation

OTHER RULES OR PROVISIONS (IF ANY):

(a)         The Directors may, between Annual General Meetings, appoint 1 or more additional Directors of the Corporation to serve until the next Annual General Meeting, but the number of additional Directors shall not at any time exceed 1/3 of the number of Directors who held office at the expiration of the last Annual Meeting of the Corporation.

(b)         Meetings of shareholders of the Corporation shall be held anywhere inside or outside of Canada that the directors determine.

Incorporate Alberta Corporation - Registration Statement

Alberta Registration Date: 2015/02/02

Corporate Access Number: 2018755179

Service Request Number:	22744734
Alberta Corporation Type:	Named Alberta Corporation
Legal Entity Name:	A2 ACQUISITION CORP.
French Equivalent Name:
Nuans Number:	114569861
Nuans Date:	2015/01/30
French Nuans Number:
French Nuans Date:

REGISTERED ADDRESS
Street:	1000, 250 – 2ND STREET SW
Legal Description:
City:	CALGARY
Province:	ALBERTA
Postal Code:	T2P 0C1

RECORDS ADDRESS
Street:	1000, 250 – 2ND STREET SW
Legal Description:
City:	CALGARY
Province:	ALBERTA
Postal Code:	T2P 0C1

ADDRESS FOR SERVICE BY MAIL
Post Office Box:
City:
Province:
Postal Code:
Internet Mail ID:

Share Structure:	SCHEDULE “A” ATTACHED
Share Transfers Restrictions:	NONE
Number of Directors:
Min Number Of Directors:	1
Max Number Of Directors:	11

Business Restricted To:	NONE
Business Restricted From:	NONE
Other Provisions:	SCHEDULE “B” ATTACHED

Professional Endorsement Provided:
Future Dating Required:
Registration Date:	2015/02/02

Director

Last Name:	DEMICHELE
First Name:	GINO
Middle Name:
Street/Box Number:	23 ALEXA CLOSE
City:	CALGARY
Province:	ALBERTA
Postal Code:	T3R 1B9
Country:
Resident Canadian:	Y

Last Name:	MCLEAN
First Name:	GREG
Middle Name:
Street/Box Number:	2640 - 5TH AVENUE NW
City:	CALGARY
Province:	ALBERTA
Postal Code:	T2N OT6
Country:
Resident Canadian:	Y

Last Name:	ANDERSON
First Name:	GORDON
Middle Name:	D.
Street/Box Number:	#404, 3412 PARKDALE BOULEVARD NW
City:	CALGARY
Province:	ALBERTA
Postal Code:	T2N 3T4
Country:
Resident Canadian:	Y

Attachment

Attachment Type	Microfilm Bar Code	Date Recorded
Share Structure	ELECTRONIC	2015/02/02
Other Rules or Provisions	ELECTRONIC	2015/02/02

Registration Authorized By:	TREVOR WONG-CHOR
SOLICITOR

Articles Of Incorporation

Business Corporations Act

Section 6

1.	Name of Corporation

A2 ACQUISITION CORP.

2.	The classes of shares, and any maximum number of shares that the corporation is authorized to issue: SCHEDULE “A” ATTACHED

3.	Restrictions on share transfers (if any): NONE

4.	Number, or minimum and maximum number, of directors that the corporation may have: Minimum 1; Maximum 11

5.	If the corporation is restricted FROM carrying on a certain business, or restricted TO carrying on a certain business, specify the restriction(s): NONE

6.	Other rules or provisions (if any): SCHEDULE “B” ATTACHED

7.	Date authorized by Incorporators: 2015 / 02 / 02 Year/ Month / Day

Incorporators

Name of Person Authorizing (please print)	Address: (including postal code)	Signature
/s/

This information is being collected for the purposes of corporate registry records in accordance with the Business Corporations Act. Questions about the collection of this information can be directed to the Freedom of Information and Protection of Privacy Coordinator, Box 3140, Edmonton, Alberta T5J 4L4, (780) 427-7013.

REG 3047 (Rev. 2003/05)

SCHEDULE “A”

Attached to and forming part of the Articles of Incorporation

THE CLASSES OF SHARES AND ANY MAXIMUM NUMBER OF SHARES THAT THE CORPORATION IS AUTHORIZED TO ISSUE ARE:

1.         An unlimited number of Common shares, the holders of which are entitled:

(a)          to receive notice of and to attend and vote at all meetings of shareholders, except meetings at which only holders of a specified class of shares are entitled to vote;

(b)         to receive any dividend declared by the Corporation on this class of shares; provided that the Corporation shall be entitled to declare dividends on the Preferred shares, or on any of such classes of shares without being obliged to declare any dividends on the Common shares of the Corporation;

(c)         subject to the rights, privileges, restrictions and conditions attaching to any other class of shares of the Corporation, to receive the remaining property of the Corporation upon dissolution in equal rank with the holders of all other Common shares of the Corporation; and

(d)         to the rights, privileges and restrictions normally attached to common shares;

2.         An unlimited number of Preferred shares, which as a class, have attached thereto the following rights, privileges, restrictions and conditions:

(a)          the Preferred shares may from time to time be issued in one or more series, and the Directors may fix from time to time before such issue the number of Preferred shares which is to comprise each series and the designation, rights, privileges, restrictions and conditions attaching to each series of Preferred shares including, without limiting the generality of the foregoing, any voting rights, the rate or amount of dividends or the method of calculating dividends, the dates of payment thereof, the terms and conditions of redemption, purchase and conversion if any, and any sinking fund or other provisions;

(b)         the Preferred shares of each series shall, with respect to the payment of dividends and the distribution of assets or return of capital in the event of liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other return of capital or distribution of the assets of the Corporation amongst its shareholders for the purpose of winding up its affairs, be entitled to preference over the voting and non-voting Common shares and over any other shares of the Corporation ranking by their terms junior to the Preferred shares of that series. The Preferred shares of any series may also be given such other preferences, not inconsistent with these Articles, over the Common shares and any other such Preferred shares as may be fixed in accordance with clause (2)(a); and

(c)         if any cumulative dividends or amounts payable on the return of capital in respect of a series of Preferred shares are not paid in full, all series of Preferred shares shall participate rateably in respect of accumulated dividends and return of capital.

SCHEDULE “B”

Attached to and forming part of the Articles of Incorporation

OTHER RULES OR PROVISIONS (IF ANY):

(a)          The Directors may, between Annual General Meetings, appoint 1 or more additional Directors of the Corporation to serve until the next Annual General Meeting, but the number of additional Directors shall not at any time exceed 1/3 of the number of Directors who held office at the expiration of the last Annual Meeting of the Corporation.

(b)         Meetings of shareholders of the Corporation shall be held anywhere inside or outside of Canada that the directors determine.